SCM Trust

Shelton Emerging Markets Fund

Shelton Equity Premium Income ETF

Shelton International Select Equity Fund

Shelton Tactical Credit Fund

(the “Funds”)

Supplement dated July 30, 2026 to the

Statement of Additional Information (“SAI”), dated

May 1, 2026

The following disclosure is added immediately following the third paragraph in the “Policies Regarding Broker-Dealers used for Portfolio Transactions” section of the Funds’ SAI:

“Research and brokerage services provided by brokers through which a Fund effects securities transactions may be used by Shelton in servicing its other clients (including the other Funds) and not all of these services may be used by Shelton in connection with that Fund. Shelton faces conflicts of interest because the statistical information and other research services may benefit certain other clients of Shelton more than that Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.”

Please retain this supplement with your SAI